UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 27, 2012
CADUCEUS SOFTWARE SYSTEMS CORP.
(Exact name of registrant as specified in its charter)
Nevada	333-144509	98-0534794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
42a High Street, Sutton Coldfield, West Midlands, UK		B72 1UJ
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(44) 0121-695-9585
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 27, 2012, Alexander Dannikov resigned as director of our company.  Mr. Dannikov’s resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

Also effective February 27, 2012, we decreased the number of directors on our board of directors to two (2).  Our board of directors now consists of Derrick Gidden and Oswald Huggins.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADUCEUS SOFTWARE SYSTEMS CORP.
/s/ Derrick Gidden
Derrick Gidden
President and Director

Date:	March 2, 2012